Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class,
and Service Class 2
Investment Grade Bond Portfolio
April 30, 2005
Prospectus

Effective June 1, 2005, the management fee has been reduced.

The following information replaces similar information found in the "Fee Table" on page 5.

Annual operating expenses (paid from class assets)

	Initial Class	Service Class	Service Class 2
Management fee	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.13%	0.13%	0.13%
Total annual class operating expensesA	0.46%	0.56%	0.71%

VIG-05-03 June 9, 2005
1.798000.104